Waddell & Reed Advisors
                    International Growth Fund

                    Annual
                    Report
                    -------------
                    June 30, 2001

CONTENTS


         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        15     Statement of Assets and Liabilities

        16     Statement of Operations

        17     Statement of Changes in Net Assets

        18     Financial Highlights

        22     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Income Tax Information

        30     Directors & Officers












This report is submitted for the general information of the shareholders of Waddell & Reed Advisors International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors International Growth Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

JUNE 30, 2001

An interview with Thomas A. Mengel, portfolio manager of Waddell & Reed Advisors International Growth Fund, Inc.


This report relates to the operation of Waddell & Reed Advisors International Growth Fund, Inc. for the fiscal year ended June 30, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund's Class A shares, which declined 32.84 percent, underperformed its benchmark Morgan Stanley Capital International E.A.FE. Index (the index that generally reflects the performance of the international securities), which declined 23.84 percent for the fiscal year. In addition, the Fund underperformed the Lipper International Funds Universe Average (the index that generally reflects the performance of funds with similar investment objectives), which declined 24.36 percent during the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?
We believe that the Fund underperformed its benchmark index during the period because we adopted a defensive investment position in response to the rapidly deteriorating global technology sector. We felt that this deterioration would potentially have an impact on earnings, equity prices, investor sentiment and global economies. The Fund also was negatively impacted by the generally strong U.S. dollar. Europe's single currency, the euro, was especially weak for most of the fiscal year, which provided a negative contribution to our investment performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Strong global economic growth over the last few years was heavily driven by capital spending for new and innovative technology products. This sector was responsible for much of the tremendous stock market gains seen in late 1999 and early 2000. Then, early in the second quarter of 2000, energy prices spiked higher. There were growing concerns about the duration and impact of higher energy prices, and the impact on consumers and business. A large cloud of concern dampened business expectations, especially the high tech areas of electronics, personal computers, semiconductors and telecommunications. In the second half of 2000 it became apparent that orders and production patterns were declining in the U. S. and starting to slow in Asia. Late in the fourth calendar quarter, economists began to debate the possibility of a U.S. recession, which would most negatively impact the foreign economies of Asia, Latin America, Canada and Japan, as well as emerging economies in general. Early in 2001 it became obvious that the economic slowdown had reached Europe, making this the first major global downturn in over 25 years.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Because the Fund primarily holds foreign investments, the strong U.S. dollar had a negative impact on Fund valuation for most of the fiscal year. Although the majority of our high tech and emerging market holdings were pared in the second calendar quarter of 2000, the Fund continued to hold what we felt were fundamentally sound growth companies that were negatively impacted by high energy prices and growing risks to global economic growth. We sought to reduce general market risk by broadening our industry exposure and adding traditional defensive holdings. TMT (technology-media- telecom) stocks were reduced, defensive issues such as utilities and food companies were added, and we carefully increased some cyclical exposure -- especially interest-rate-sensitive stocks such as financials -- in anticipation of an imminent shift to easier monetary policy both in the U.S. and globally. However, it is apparent that all industries were ultimately vulnerable to rising concerns about global consumer and business sentiment.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?
In the second calendar quarter of 2000, we trimmed our TMT holdings by taking profits on some larger holdings and by selectively reducing the stocks that we felt were most vulnerable to an energy crisis and to weaker IT (information technology) capital spending. We then moved to a defensive investment approach, adding classical defensive sectors such as stable foods, beverages and financially sound utilities. We broadened our industry exposure globally by adding some carefully selected cyclicals, such as interest-rate sensitive insurance and high-quality bank stocks (which typically perform well as global central banks ease monetary policy). As the U.S. economic slowdown became more apparent late in 2000, we reduced exposure to regions most closely aligned with U.S. economic activity: Asia, Latin America, Japan, Canada and emerging markets in general. We have also chosen to avoid emerging markets because of the generally increased credit risk in a global slowdown. Globally, we believe that corporate earnings disappointments are likely to continue in the near future, along with reports of production cuts and possible inventory building. Since early 2001, the U.S. Federal Reserve Board has reduced official interest rates by 275 basis points. Many other central banks have also eased monetary policy. Further global rate cuts are anticipated, including additional monetary ease by the European Central Bank. We are encouraged by this global monetary policy response.

However, serious concerns remain regarding the duration and extent of the global economic slowdown. We believe it is prudent to continue our defensive posture until we have evidence of an improvement in the global investment environment. We intend to maintain our much lower exposure to Japanese equities, not only because of the possibility of U.S. recession, but also because we believe that Japanese political events suggest government spending plans may continue to be ambitious. Financial stability also remains a concern for important areas of Asia, such as South Korea and Taiwan. We anticipate that Europe will continue to be our major focus, as we believe that economic growth should continue to outperform globally, important labor and tax reforms have been enacted in the region, attractive corporate restructuring opportunities still exist, and corporations are generally less exposed to the slowing U.S. economy.


Respectfully,


Thomas A. Mengel
Manager
Waddell & Reed Advisors
International Growth Fund, Inc.

Comparison of Change in Value of $10,000 Investment

    Waddell & Reed Advisors International Growth Fund, Inc., Class A Shares, The Morgan Stanley Capital International E.A.FE. Index (with net dividends)
              and The Lipper International Funds Universe Average

                        Waddell &
                        Reed        Morgan
                        Advisors   Stanley
                        Inter-     Capital         Lipper
                        national    Inter-  International
                        Growth    national          Funds
                        Fund,      E.A.FE.       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     06-30-91  Purchase  $9,425    $10,000        $10,000
     06-30-92            11,460      9,935         11,100
     06-30-93            11,760     11,950         11,904
     06-30-94            15,678     13,982         14,245
     06-30-95            16,929     14,213         14,524
     06-30-96            18,910     16,101         16,836
     06-30-97            23,266     18,168         19,713
     06-30-98            31,290     19,276         21,395
     06-30-99            29,602     20,744         22,497
     06-30-00            41,273     24,303         28,239
     06-30-01            29,410     18,510         21,360

===== Waddell & Reed Advisors International Growth Fund, Inc., Class A Shares* -
      - $29,410
+++++ Morgan Stanley Capital International E.A.F.E. Index  -- $18,510
----  Lipper International Funds Universe Average -- $21,360

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.


                     Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   6-30-01          -32.84%    -31.85%   -29.56%   -28.51%
5 Years Ended
   6-30-01            7.95%      ---       ---       9.58%
10 Years Ended
   6-30-01           11.39%      ---       ---       ---
Since inception of
   Class++ through
   6-30-01            ---       -7.50%    -5.78%     9.26%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months of less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares, 10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).


Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND

-----------------------------------------------------------------
International Growth Fund

GOALS
To seek, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Strategy
Invests primarily in common stocks of foreign companies that the Fund's investment manager believes have the potential for long-term growth represented by economic expansion within a country or region and by the restructuring and/or privatization of particular industries.

Founded
1970

Scheduled Dividend Frequency
Semiannually (June and December)

Performance Summary - Class A Shares

            Per Share Data
  For the Fiscal Year Ended June 30, 2001
  ---------------------------------------

  Dividend paid                  $0.03
                                 =====

  Capital gains distribution     $2.36
                                 =====

  Net asset value on
  6-30-01  $6.79 adjusted to:   $ 9.15(A)
  6-30-00                        12.43
                                ------
  Change per share              $(3.28)
                                ======

(A)This number includes the capital gains distribution of $2.36 paid in December 2000 added to the actual net asset value on June 30, 2001.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND

-----------------------------------------------------------------
Average Annual Total Return (A)

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-01    -32.84%      -28.74%         -31.85%       -29.70%
 5-year period
  ended 6-30-01      7.95%        9.23%           ---           ---
10-year period
  ended 6-30-01     11.39%       12.05%           ---           ---
Since inception
  of Class(F)        ---          ---            -7.50%        -6.01%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 6-30-01    -29.56%      -28.51%
 5-year period
  ended 6-30-01      ---          9.58%
10-year period
  ended 6-30-01      ---          ---
Since inception
  of Class(D)       -5.78%        9.26%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND

-----------------------------------------------------------------
Portfolio Highlights

On June 30, 2001, Waddell & Reed Advisors International Growth Fund, Inc. had net assets totaling $1,163,836,566 invested in a diversified portfolio of:

         73.10%     Common Stocks
         18.79%     Cash and Cash Equivalents
          8.11%     Preferred Stocks


As a shareholder of Waddell & Reed Advisors International Growth Fund, Inc., for every $100 you had invested on June 30, 2001, your Fund was invested by geographic region and by industry, respectively, as follows:

    $62.47  Europe
     18.79  Cash and Cash Equivalents
     12.35  Pacific Basin
      2.91  United States
      1.98  Canada
      1.11  Other Regions
      0.39  Scandinavia



    $24.43  Manufacturing
     19.17  Finance, Insurance and Real Estate
               Contracts
     18.79  Cash and Cash Equivalents
     11.66  Transportation, Communication, Electric,
               Gas and Sanitary Services
     11.19  Miscellaneous Investing Institutions
      5.04  Services
      3.99  Contract Construction
      3.53  Mining
      2.20  Wholesale and Retail Trade

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

June 30, 2001

                                              Shares        Value
COMMON STOCKS
Belgium - 0.71%
 Interbrew S.A.  .........................  310,000  $  8,301,130
                                                    -------------

Canada - 1.98%
 AT&T Canada Inc.*  ......................  329,000     9,909,480
 AT&T Canada Inc., Class B*  .............  200,000     6,020,428
 Shaw Communications Inc., Class B  ......  300,000     7,089,292
                                                    -------------
                                                       23,019,200
                                                    -------------

China - 1.04%
 China Unicom Limited*  ..................7,000,000    12,160,568
                                                    -------------

France - 12.40%
 ASSURANCES GENERALES DE FRANCE*  ........  262,030    14,588,305
 Aventis S.A.  ...........................  100,000     7,990,982
 Carrefour SA  ...........................  152,000     8,050,300
 GROUPE DANONE  ..........................   67,000     9,203,357
 Infogrames Entertainment S.A.*  .........  550,000     8,762,116
 Lafarge S.A.  ...........................  155,000    13,266,047
 Lagardere SCA  ..........................  189,566     8,931,485
 Pechiney SA, A Shares  ..................  113,600     5,775,878
 Publicis Groupe S.A.  ...................  200,000     4,847,128
 Suez  ...................................1,100,000    35,421,320
 TotalFinaElf, S.A.  .....................  100,000    14,015,996
 Vivendi Universal S.A  ..................  230,000    13,419,003
                                                    -------------
                                                      144,271,917
                                                    -------------

Germany - 4.00%
 Bayer Group (The)  ......................  270,000    10,524,708
 Munchener Ruckversicherungs - Gesellschaft
   Aktiengesellschaft ....................   93,000    26,124,918
 Nordex AG* (A)  .........................  438,000     3,633,668
 Schering AG  ............................  120,000     6,294,487
                                                    -------------
                                                       46,577,781
                                                    -------------

Ireland - 2.04%
 Bank of Ireland (The)  ..................1,360,450    13,488,290
 CRH public limited company  .............  600,000    10,219,644
                                                    -------------
                                                       23,707,934
                                                    -------------
                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

June 30, 2001
                                              Shares        Value
COMMON STOCKS(Continued)
Italy - 3.71%
 Assicurazioni Generali S.p.A.  ..........  480,000  $ 14,439,696
 RAS S.p.A.  .............................  500,000     6,152,124
 Saipem S.p.A.  ..........................2,000,000    10,965,356
 UniCredito Italiano SpA  ................2,700,000    11,600,059
                                                    -------------
                                                       43,157,235
                                                    -------------

Japan - 11.31%
 Canon Inc.  .............................  300,000    12,123,156
 Fuji Television Network, Inc.  ..........      850     4,886,546
 Kao Corporation  ........................  465,000    11,557,890
 KONAMI CORPORATION  .....................  225,000    10,264,994
 NTT DoCoMo, Inc.  .......................      500     8,699,487
 Nintendo Co., Ltd.  .....................   74,000    13,468,570
 Nippon Telegraph and
   Telephone Corporation .................    1,050     5,472,258
 Nippon Television Network, Corp.  .......   20,000     4,842,848
 Nippon Yusen Kabushiki Kaisha  ..........1,400,000     5,545,221
 Promise Co., Ltd.  ......................  150,000    12,363,695
 SANYO Electric Co., Ltd.  ...............1,350,000     8,529,506
 Sony Corporation  .......................  300,000    19,724,182
 Takeda Chemical Industries, Ltd.  .......  304,000    14,137,267
                                                    -------------
                                                      131,615,620
                                                    -------------

Netherlands - 7.44%
 Akzo Nobel N.V.  ........................  250,000    10,592,500
 DSM N.V.  ...............................  175,000     6,094,924
 EQUANT N.V.*  ...........................  350,000     9,502,744
 Fortis NV  ..............................  500,000    12,168,664
 Gucci Group N.V.  .......................   72,500     6,071,875
 Head N.V.  ..............................  767,500     2,991,746
 ING Groep N.V.*  ........................  190,000    12,429,663
 Unilever N.V.- Certicaaten Van Aandelen* 215,000 12,899,123 Wolters Kluwer nv-Certicaaten Van
   Aandelen ..............................  515,000    13,856,049
                                                    -------------
                                                       86,607,288
                                                    -------------

Norway - 0.39%
 DnB Holding ASA (A)  ....................1,053,000     4,571,047
                                                    -------------

Spain - 2.88%
 Banco Santander Central Hispano, S.A.  ..  600,000     5,440,308
 Endesa S.A.  ............................  725,000    11,574,637
 Red Electrica de Espana  ................  700,100     6,258,943
 Telefonica, S.A.*  ......................  831,810    10,262,992
                                                    -------------
                                                       33,536,880
                                                    -------------
                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

June 30, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Switzerland - 8.03%
 Lonza Group AG, Registered shares*  .....   20,000  $ 11,677,613
 Nestle S.A.*  ...........................   62,000    13,182,678
 Novartis AG  ............................  200,000     7,241,456
 Roche Holding AG, Genussschein  .........  100,000     7,208,060
 Swiss Reinsurance Company ...............   10,000    19,993,321
 UBS AG, Registered Shares*  .............  238,000    34,111,655
                                                    -------------
                                                       93,414,783
                                                    -------------

United Kingdom - 14.26%
 Barclays PLC  ...........................  320,000     9,823,603
 BOC Group plc (The)  ....................  400,000     5,858,112
 Boots Company PLC (The)  ................1,360,000    11,510,064
 British American Tobacco p.l.c.  ........1,350,000    10,265,778
 Capita Group plc (The)  .................1,281,700     8,347,616
 COLT Telecom Group plc*  ................  300,000     2,078,503
 Diageo plc  .............................1,850,000    20,320,326
 Energis plc*  ...........................1,400,000     3,721,169
 FKI plc  ................................1,000,000     3,957,042
 Lloyds TSB Group plc  ...................2,300,000    23,044,489
 Reckitt Benckiser plc  ..................  900,000    12,990,645
 Reckitt Benckiser plc (A)  ..............  280,000     4,041,534
 Reed International P.L.C.  ..............1,200,000    10,645,992
 Scottish Power plc  .....................1,725,000    12,704,428
 Shire Pharmaceuticals Group plc*  .......  500,000     9,111,054
 Tomkins PLC  ............................2,499,973     6,442,445
 Vodafone Group Plc  .....................5,000,000    11,089,575
                                                    -------------
                                                      165,952,375
                                                    -------------

United States - 2.91%
 Pfizer Inc.  ............................  205,000     8,210,250
 Pharmacia Corporation  ..................  252,000    11,579,400
 Schlumberger Limited  ...................  150,000     7,897,500
 Transocean Sedco Forex Inc.  ............  150,000     6,187,500
                                                    -------------
                                                       33,874,650
                                                    -------------

TOTAL COMMON STOCKS - 73.10%                         $850,768,408
 (Cost: $912,739,148)

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

June 30, 2001

                                              Shares        Value

PREFERRED STOCKS
Brazil - 1.11%
 Petroleo Brasileiro S.A. - Petrobras  ...  555,000   $13,011,051
                                                    -------------

Germany - 7.00%
 MLP AG  .................................  648,960    71,490,731
 Rhoen-Klinikum AG  ......................  215,100     9,934,028
                                                    -------------
                                                       81,424,759
                                                    -------------

TOTAL PREFERRED STOCKS - 8.11%                        $94,435,810
 (Cost: $22,037,914)

                                                Face
                                           Amount in
                                           Thousands

UNREALIZED GAIN ON OPEN FORWARD
CURRENCY CONTRACTS - 0.01%
Japanese Yen, 3-19-02 (B) ................Y4,600,000 $     35,451
                                                    -------------

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 4.45%
 Abbott Laboratories:
   3.8%, 7-5-01 ..........................  $10,000     9,995,778
   3.85%, 7-5-01 .........................   13,000    12,994,439
 du Pont (E.I.) de Nemours and Company,
   3.85153%, Master Note .................    5,768     5,768,000
 Glaxo Wellcome PLC,
   3.94%, 7-9-01 .........................   13,000    12,988,618
 Merck & Co., Inc.,
   3.88%, 7-2-01 .........................   10,000     9,998,922
                                                    -------------
                                                       51,745,757
                                                    -------------

 Communication - 1.71%
 BellSouth Corporation,
   3.9%, 7-13-01 .........................   10,000     9,987,000
 SBC Communications Inc.,
   3.62%, 7-30-01 ........................   10,000     9,970,839
                                                    -------------
                                                       19,957,839
                                                    -------------

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

June 30, 2001
                                           Principal
                                           Amount in
SHORT-TERM SECURITIES (Continued)          Thousands        Value
Commercial Paper (Continued)
 Depository Institutions - 3.10%
 National Australia Funding (DE) Inc.,
   3.86%, 7-5-01 .........................  $20,000  $ 19,991,422
 Svenska Handelsbanken Inc.,
   3.93%, 7-9-01 .........................   16,100    16,085,940
                                                    -------------
                                                       36,077,362
                                                    -------------

 Electric, Gas and Sanitary Services - 1.37%
 Kansas City Power & Light Co.,
   4.3%, 7-17-01 .........................   10,000     9,980,889
 OGE Energy Corp.,
   4.0%, 7-2-01 ..........................    6,000     5,999,333
                                                    -------------
                                                       15,980,222
                                                    -------------

 Food and Kindred Products - 0.08%
 General Mills, Inc.,
   3.9%, Master Note .....................      938       938,000
                                                    -------------

 General Merchandise Stores - 1.81%
 Wal-Mart Stores, Inc.,
   3.69%, 7-24-01 ........................   21,086    21,036,290
                                                    -------------

 Insurance Carriers - 1.72%
 USAA Capital Corp.,
   3.72%, 7-9-01 .........................   20,000    19,983,467
                                                    -------------

 Nondepository Institutions - 1.00%
 Caterpillar Financial Services Corp.,
   3.77%, 7-5-01 .........................   10,000     9,995,811
 PACCAR Financial Corp.,
   3.62%, Master Note ....................    1,605     1,605,000
                                                    -------------
                                                       11,600,811
                                                    -------------

 Primary Metal Industries - 0.68%
 Alcoa Incorporated,
   3.63%, 7-31-01 ........................     8,000    7,975,800
                                                    -------------

 Wholesale Trade - Nondurable Goods - 0.86%
 Enron Corp.,
   3.9%, 7-13-01 .........................    10,000    9,987,000
                                                    -------------

Total Commercial Paper - 16.78%                      $195,282,548
                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (backed by irrevocable bank
 letter of credit) - 2.52%
 Nondepository Institutions
 ED&F Man Finance Inc. (Rabobank Nederland),
   3.77%, 8-28-01 ........................   $10,700$  10,635,009
 Sinochem American C.P. Inc. (ABN AMRO Bank N.V.):
   3.64%, 8-1-01 .........................    13,800   13,756,745
   3.91%, 8-1-01 .........................     5,000    4,983,165
                                                    -------------
                                                       29,374,919
                                                    -------------

Municipal Obligation - 0.60%
 California
 California Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds, Shell
   Oil Company Project, Series 1998A (Taxable),
   4.15%, 7-2-01 .........................     6,957    6,957,000
                                                    -------------

TOTAL SHORT-TERM SECURITIES - 19.90%                 $231,614,467
 (Cost: $231,614,467)

TOTAL INVESTMENT SECURITIES - 101.12%              $1,176,854,136
 (Cost: $1,166,391,529)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.12%)   (13,017,570)

NET ASSETS - 100.00%                               $1,163,836,566


Notes to Schedule of Investments

    *No dividends were paid during the preceding 12 months.

(A) Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the total value of these securities amounted to $12,246,249 or 1.05% of net assets.

(B) Principal amounts are denominated in the indicated foreign currency, where applicable (Y - Japanese Yen).

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

INTERNATIONAL GROWTH FUND
June 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities -- at value (Notes 1 and 3)     $1,176,854
 Cash   ...........................................             4
 Receivables:
   Investment securities sold .....................        12,486
   Dividends and interest .........................         2,856
   Fund shares sold ...............................           526
 Prepaid insurance premium ........................            19
                                                       ----------
    Total assets  .................................     1,192,745
LIABILITIES                                            ----------
 Payable for investment securities purchased ......        15,563
 Payable to Fund shareholders  ....................        12,484
 Accrued transfer agency and dividend
   disbursing (Note 2) ............................           323
 Accrued service fee (Note 2)  ....................           180
 Accrued distribution fee (Note 2)  ...............            55
 Accrued management fee (Note 2)  .................            54
 Accrued accounting services fee (Note 2)  ........            10
 Accrued shareholder servicing - Class Y (Note 2)               2
 Other  ...........................................           237
                                                       ----------
    Total liabilities  ............................        28,908
                                                       ----------
      Total net assets ............................    $1,163,837
NET ASSETS                                             ==========
 $1.00 par value capital stock:
   Capital stock ..................................    $  171,550
   Additional paid-in capital .....................     1,217,949
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income.         3,695
   Accumulated undistributed net realized loss
    on investment transactions  ...................      (239,692)
   Net unrealized appreciation in value of investments     10,427
   Net unrealized depreciation in value of foreign
    currency exchange  ............................           (92)
    Net assets applicable to outstanding               ----------
      units of capital ............................    $1,163,837
Net asset value per share (net assets divided          ==========
 by shares outstanding):
 Class A  .........................................         $6.79
 Class B ..........................................         $6.65
 Class C  .........................................         $6.68
 Class Y  .........................................         $6.79
Capital shares outstanding:
 Class A  .........................................       166,175
 Class B ..........................................         2,850
 Class C  .........................................           521
 Class Y  .........................................         2,004
Capital shares authorized .........................       400,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

INTERNATIONAL GROWTH FUND
For the Fiscal Year Ended June 30, 2001
(In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization .......................      $16,112
   Dividends (net of foreign withholding
    taxes of $1,650)  ..............................       15,001
                                                         --------
    Total income  ..................................       31,113
 Expenses (Note 2):                                      --------
   Investment management fee .......................       12,168
   Transfer agency and dividend disbursing:
    Class A  ......................................         3,454
    Class B  ......................................           156
    Class C  ......................................            19
   Service fee:
    Class A  ......................................         3,223
    Class B  ......................................            50
    Class C  ......................................             8
   Custodian fees ..................................        1,080
   Distribution fee:
    Class A  ......................................           292
    Class B  ......................................           150
    Class C  ......................................            25
   Accounting services fee .........................          115
   Shareholder servicing - Class Y .................           26
   Audit fees ......................................           23
   Legal fees ......................................           17
   Other ...........................................          228
                                                         --------
    Total expenses  ................................       21,034
                                                         --------
      Net investment income  .......................       10,079
REALIZED AND UNREALIZED LOSS ON                          --------
 INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..................     (239,852)
 Realized net loss on foreign currency transactions        (1,738)
                                                         --------
   Realized net loss on investments ................     (241,590)
                                                         --------
 Unrealized depreciation in value of securities
   during the period................................     (256,957)
 Unrealized depreciation in value of foreign
   currency exchange during the period .............          (32)
                                                         --------
   Unrealized depreciation on investments ..........     (256,989)
                                                         --------
    Net loss on investments  .......................     (498,579)
                                                         --------
      Net decrease in net assets resulting from
       operations  .................................    $(488,500)
                                                         ========
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

INTERNATIONAL GROWTH FUND
(In Thousands)
                                        For the fiscal year ended
                                                    June 30,
                                         -------------------------
                                              2001        2000
INCREASE (DECREASE) IN NET ASSETS       ------------  ------------
 Operations:
   Net investment income (loss) ........  $   10,079      $(5,138)
   Realized net gain (loss)
    on investments  ....................    (241,590)     419,937
   Unrealized appreciation
    (depreciation)  ....................    (256,989)      76,286
                                          ----------   ----------
    Net increase (decrease) in net assets
      resulting from operations ........    (488,500)     491,085
                                          ----------   ----------
 Distributions to shareholders (Note 1F):*
   From net investment income:
    Class A  ...........................      (4,505)      (2,768)
    Class B  ...........................         ---          ---
    Class C  ...........................         ---          ---
    Class Y  ...........................        (141)         (52)
   From realized gains on securities transactions:
    Class A  ...........................    (313,104)    (173,437)
    Class B  ...........................      (4,602)        (271)
    Class C  ...........................        (676)         (41)
    Class Y  ...........................      (3,769)      (1,742)
                                          ----------   ----------
                                            (326,797)    (178,311)
                                          ----------   ----------
 Capital share transactions (Note 5)  ..     224,001      180,989
                                          ----------   ----------
      Total increase (decrease) ........    (591,296)     493,763
NET ASSETS
 Beginning of period  ..................   1,755,133    1,261,370
                                          ----------   ----------
 End of period  ........................  $1,163,837   $1,755,133
                                          ==========   ==========
   Undistributed net investment
    income  ............................      $3,695         $---
                                             =======       ======
                 *See "Financial Highlights" on pages 18 - 21.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                               For the fiscal year ended June 30,
                               ----------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $12.43  $9.97  $11.85 $10.61   $8.95
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...           0.06  (0.04)   0.05   0.07    0.07
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (3.31)  3.96   (0.74)  3.01    1.94
                             ------ ------  ------ ------  ------
Total from investment
 operations   ......          (3.25)  3.92   (0.69)  3.08    2.01
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.03) (0.02)  (0.04) (0.06)  (0.09)
 From capital gains           (2.36) (1.44)  (1.15) (1.78)  (0.26)
                             ------ ------  ------ ------  ------
Total distributions           (2.39) (1.46)  (1.19) (1.84)  (0.35)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....          $6.79 $12.43   $9.97 $11.85  $10.61
                             ====== ======  ====== ======  ======
Total return* ......         -28.74% 39.43%  -5.40% 34.49%  23.03%
Net assets, end of
 period (in
 millions)  ........         $1,128 $1,713  $1,252 $1,331    $978
Ratio of expenses
 to average net
 assets  ...........           1.44%  1.41%   1.30%  1.23%   1.28%
Ratio of net
 investment income
 (loss) to average
 net assets  .......           0.71% -0.32%   0.52%  0.67%   0.78%
Portfolio turnover
 rate  .............         117.89%112.68% 149.45%114.34% 109.71%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-4-99*
                              ended        through
                            6-30-01        6-30-00
                           --------        -------
Net asset value,
 beginning of period         $12.34         $10.79
                             -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.04)         (0.00)
 Net realized and
   unrealized gain (loss)
   on investments ..          (3.29)          2.99
                             -----          -----
Total from investment
 operations  .......          (3.33)          2.99
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (2.36)         (1.44)
                             -----          -----
Total distributions           (2.36)         (1.44)
                             -----          -----
Net asset value,
 end of period  ....          $6.65         $12.34
                             =====          =====
Total return .......         -29.70%         38.20%
Net assets, end of
 period (in
 millions)  ........            $19            $19
Ratio of expenses to
 average net assets            2.73%          2.71%**
Ratio of net investment
 loss to average
 net assets  .......          -0.54%         -0.97%**
Portfolio turnover
 rate  .............         117.89%        112.68%***

  *Commencement of operations.
 **Annualized.
***For the twelve months ended June 30, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH FUND
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-5-99*
                              ended        through
                            6-30-01        6-30-00
                            -------        -------
Net asset value,
 beginning of period         $12.36         $10.78
                             -----          -----
Income (loss) from investment
 operations:
 Net investment income (loss) (0.03)          0.01
 Net realized and
   unrealized gain (loss)
   on investments ..          (3.29)          3.01
                             -----          -----
Total from investment
 operations  .......          (3.32)          3.02
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (2.36)         (1.44)
                             -----          -----
Total distributions           (2.36)         (1.44)
                             -----          -----
Net asset value,
 end of period  ....          $6.68         $12.36
                             =====          =====
Total return .......         -29.56%         38.43%
Net assets, end of
 period (in
 millions)  ........             $3             $3
Ratio of expenses to
 average net assets            2.54%          2.50%**
Ratio of net investment
 loss to average
 net assets  .......          -0.32%         -0.73%**
Portfolio turnover
 rate  .............         117.89%        112.68%***

  *Commencement of operations.
 **Annualized.
***For the twelve months ended June 30, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                               For the fiscal year ended June 30,
                             ------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ --------------
Net asset value,
 beginning of period         $12.46  $9.97  $11.85 $10.62   $8.95
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...           0.09  (0.01)   0.09   0.10    0.09
 Net realized and
   unrealized gain (loss)
   on investments...          (3.32)  3.98   (0.74)  3.00    1.95
                             ------ ------  ------ ------  ------
Total from investment
 operations ........          (3.23)  3.97   (0.65)  3.10    2.04
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income...........          (0.08) (0.04)  (0.08) (0.09)  (0.11)
 From capital gains           (2.36) (1.44)  (1.15) (1.78)  (0.26)
                             ------ ------  ------ ------  ------
Total distributions.          (2.44) (1.48)  (1.23) (1.87)  (0.37)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period .....          $6.79 $12.46   $9.97 $11.85  $10.62
                             ====== ======  ====== ======  ======
Total return .......         -28.51% 39.97%  -5.06% 34.71%  23.45%
Net assets, end of
 period (in
 millions)  ........            $14    $20      $9     $9      $7
Ratio of expenses
 to average net
 assets ............           1.10%  1.12%   0.99%  0.97%   1.04%
Ratio of net
 investment income
 to average
 net assets ........           1.05%  0.03%   0.85%  0.93%   1.02%
Portfolio
 turnover rate  ....         117.89%112.68% 149.45%114.34% 109.71%

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2001

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is the long-term appreciation of your investment. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.  See Note 4 -- Federal Income Tax
     Matters.

F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee

                   Average
                Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10           $      0
           From $   10 to $   25           $ 10,000
           From $   25 to $   50           $ 20,000
           From $   50 to $  100           $ 30,000
           From $  100 to $  200           $ 40,000
           From $  200 to $  350           $ 50,000
           From $  350 to $  550           $ 60,000
           From $  550 to $  750           $ 70,000
           From $  750 to $1,000           $ 85,000
                $1,000 and Over            $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3625 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,688,687. During the period ended June 30, 2001, W&R received $48,140 and $1,977 in deferred sales charges for Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,810,045 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $46,040, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company,

and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than short-term securities and U.S. Government obligations, aggregated $1,391,813,901, while proceeds from maturities and sales aggregated $1,375,434,652. Purchases of short-term securities aggregated $7,876,839,999, while proceeds from maturities and sales aggregated $7,952,653,537. No U.S. Government obligations were purchased or sold during the period.

     For Federal income tax purposes, cost of investments owned at June 30, 2001 was $1,166,391,529, resulting in net unrealized appreciation of $10,427,156, of which $112,083,814 related to appreciated securities and $101,656,658 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital losses of $90,150,991 during the fiscal year ended June 30, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by June 30, 2009.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through June 30, 2001, the Fund incurred net capital losses of $149,665,541, which have been deferred to the fiscal year ending June 30, 2002.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below.  Amounts are in thousands.
                              For the fiscal
                           year ended June 30,
                       --------------------------
                           2001           2000
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............      260,509       130,486
 Class B .............        1,255         1,586
 Class C .............          341           247
 Class Y  ............          280           924
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............       38,995        13,862
 Class B .............          592            22
 Class C .............           87             3
 Class Y  ............          461           132
Shares redeemed:
 Class A  ............     (271,084)     (132,151)
 Class B .............         (562)          (42)
 Class C .............         (145)          (13)
 Class Y  ............         (362)         (373)
                         ----------   -----------
Increase in outstanding
 capital shares ......       30,367        14,683
                         ==========   ===========
Value issued from sale
 of shares:
 Class A  ............   $2,203,786    $1,635,518
 Class B .............       11,500        20,924
 Class C .............        3,039         3,260
 Class Y  ............        2,393        11,568
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............      306,432       171,474
 Class B .............        4,581           271
 Class C .............          675            41
 Class Y  ............        3,618         1,632
Value redeemed:
 Class A  ............   (2,302,934)   (1,658,118)
 Class B .............       (4,680)         (538)
 Class C .............       (1,305)         (170)
 Class Y  ............       (3,104)       (4,873)
                           --------      --------
Increase in outstanding
 capital                 $  224,001    $  180,989
                           ========      ========

INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
Waddell & Reed Advisors International Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors International Growth Fund, Inc. (the "Fund") as of June 30, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors International Growth Fund, Inc. as of June 30, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

INCOME TAX INFORMATION


The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------
                  For Individuals         For Corporations
                  --------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                    Class A
12-13-00  $2.3664 $1.4197    $0.9467  $   ---   $1.4197   $0.9467
 6-13-01   0.0200  0.0200        ---   0.0009    0.0191       ---
          ------- -------    -------  -------   -------   -------
          $2.3864 $1.4397    $0.9467  $0.0009   $1.4388   $0.9467
           ====== =======    =======  =======   =======   =======

                              Class B and Class C
12-13-00  $2.3574 $1.4107    $0.9467     $---   $1.4107   $0.9467
           ====== =======    =======  =======   =======   =======

                                    Class Y
12-13-00  $2.4034 $1.4567    $0.9467  $0.0001   $1.4566   $0.9467
 6-13-01   0.0340  0.0340        ---   0.0015    0.0325       ---
          ------- -------    -------  -------   -------   -------
          $2.4374 $1.4907    $0.9467  $0.0016   $1.4891   $0.9467
           ====== =======    =======  =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.


Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.





------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1002A(6-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.